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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) June 25, 1997


                               Bay Networks, Inc.
               (Exact name of registrant as specified in charter)
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          Delaware                      0-19366                  04-2916246
(State or other jurisdiction    (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)
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4401 Great America Parkway, Santa Clara, California                95054
     (Address of principal executive offices)                    (Zip Code)
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Registrant's telephone number, including area code   (408) 988-2400
                                                    ----------------------------

          (Former name or former address, if changed since last report)








           This Current Report, including exhibits, contains 6 pages.
                    The Exhibit Index is located on page 4.


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ITEM 5.  OTHER EVENTS.

         Bay Networks, Inc. (the "Company") has completed a transaction with Rapid City Communications ("Rapid City") whereby a wholly-owned subsidiary of the Company merged (the "Merger") with and into Rapid City. Upon consummation of the Merger, Rapid City became a wholly-owned subsidiary of the Company.

         The Merger, which was announced on June 19, 1997, was consummated on June 25, 1997 by the exchange of .410014989 of a share of the Company's Common Stock for each outstanding share of Common Stock of Rapid City ("Rapid City Common Stock"). Each outstanding share of Preferred Stock of Rapid City was converted to Rapid City Common Stock immediately prior to the effectiveness of the Merger. The Company issued approximately 6,407,393 shares of the Company's Common Stock in exchange for all outstanding shares of Rapid City Common Stock. The Company will prepare and file with the Securities and Exchange Commission a registration statement on Form S-3 with respect to the shares of the Company's Common Stock issued in the Merger within 30 days after the closing of the Merger. In addition, the Company will register on a registration statement on Form S-8 approximately 137,867 additional shares of the Company's Common Stock for issuance upon the exercise of stock options formerly exercisable for shares of Rapid City Common Stock.

         A copy of the press release announcing the effectiveness of the Merger is attached as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  EXHIBITS.


    Exhibit No.                                  Description
    -----------                                  -----------
       99.1          Press Release dated June 26, 1997 announcing the
                     effectiveness of the Merger.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       BAY NETWORKS, INC.




Date:  July 7, 1997                    By:  /s/ John J. Poggi, Jr.
                                           -------------------------------------
                                                John J. Poggi, Jr.
                                                Vice President, General Counsel
                                                and Secretary







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
                                  EXHIBIT INDEX



                                                                        Sequentially
Exhibit No.                      Description                            Numbered Page
-----------                      -----------                            -------------
  99.1          Press Release dated June 26, 1997 announcing the               5
                effectiveness of the Merger.








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